aravive

Developing Transformative Targeted Cancer Therapeutics

Corporate Presentation
August 2022

NASDAQ: ARAV



Forward Looking Statements

This presentation contains forward-looking statements that may discuss Aravive's plans, goals, intentions and expectations as to future trends, events, results of operations, financial condition or other matters. Forward- looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and they often include words such as "may," "will," "should," "would," "expect," "anticipate," "plan," "likely," "believe," "estimate," "project," "intend," and other similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements included in this presentation include statements regarding Aravive's planned clinical activities and the timing of such activities, including the design, patient enrollment and availability of data from clinical studies, the potential pipeline, future indications and cash position, the anticipated safety, benefits, activity and manufacturability of Aravive's product candidates and the ability to obtain regulatory approval. Forward-looking statements are based on Aravive's current beliefs and assumptions, are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: e.g., the trials supporting the submission of a biologics license application to the FDA, Aravive's ability to meet its clinical milestones, the impact of COVID-19 on Aravive's clinical strategy, clinical trials, supply chain and fundraising, Aravive's ability to expand development into additional oncology indications, Aravive's dependence upon batiraxcept (AVB-500), batiraxcept's ability to have favorable results in clinical trials and ISTs, the clinical trials of batiraxcept having results that are as favorable as those of preclinical and clinical trials, the ability to receive regulatory approval, potential delays in Aravive's clinical trials due to regulatory requirements or difficulty identifying qualified investigators or enrolling patients; the risk that batiraxcept may cause serious side effects or have properties that delay or prevent regulatory approval or limit its commercial potential; the risk that Aravive may encounter difficulties in manufacturing batiraxcept; if batiraxcept is approved, risks associated with its market acceptance, including pricing and reimbursement; potential difficulties enforcing Aravive's intellectual property rights; Aravive's reliance on its licensor of intellectual property and financing needs. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in Aravive's most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q and Current Reports on Form 8-K filed with the Securities and Exchange Commission. Except as required by law, Aravive undertakes no obligation to revise or update any forward-looking statement or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Batiraxcept: A Novel Late-Stage Clinical Program Differentiated from Other Cancer Therapies

GAS6/AXL signaling drives metastasis and drug resistance but inhibition is challenging. **ARAV is the only company targeting GAS6, the activating ligand of AXL**

Wealth of preclinical studies demonstrate ability to combine with common standards of care to allow **access to a large total accessible market**

Robust chemistry **manufacturing control** with high yield and purity; **dovetails with clinical to allow for BLA submission end of 2023**

Fast-track designation granted by the FDA for platinum-resistant ovarian cancer; **currently in registrational Phase 3 trial with topline data due middle 2023 and potential BLA submission end 2023**

Currently in P1b/2 ccRCC; **agreed registrational study design with the FDA incorporates interim analysis for accelerated approval potential**

Well-tolerated to date and no anticipated drug-drug interactions facilitate combination studies (unlike small molecules)

GAS6 & AXL Expression Associated with Poor Survival in Many Cancers

AXL expressed in ≥70% of ovarian, pancreatic, breast, kidney, and uterine cancers*

"Clinically, the expression of GAS6 and TAM receptors always predicts poor prognosis"

*Wu G, et al. **Molecular insights of Gas6/TAM in cancer development and therapy;** Cell Death and Disease (2017) 8, e2700.*

Tumor Type	AXL Tumor Expression	Publications & Data
Ovarian	>70%	• Hao et al. 2017. **AXL is highly expressed in ovary-derived tumors and is a prognostic gene in ovarian cancer.** • Rankin et al 2010. **73% of all ovarian tumor samples including both type I and type II tumors were positive for membranous AXL staining in the epithelium, demonstrating that AXL expression is significantly higher (P < 0.0001) in ovarian carcinomas than normal ovarian epithelium.**
Pancreatic	70%	• Song et al. Cancer 2011. February 15;117(4):734–43. **AXL is overexpressed in 70% stage II PDAC tumor samples.**
Bladder	>45%	• Wang et al Transl Cancer Res 2019;8(3):976-984. **High AXL expression was strongly correlated with low OS (P<0.001).**
Uterine	>75%	• Divine et al. Oncotarget. 2016 Nov 22; 7(47): 77291–77305: **High immunohistochemical expression of AXL was found in 76% of advanced- stage, and 77% of high-grade specimens and correlated with worse survival in uterine serous cancer patients.**
Kidney	>70%	• Dalgin et al. 2007: **AXL expression is 3-fold higher in tumor tissue than normal tissue.** • Gustafsson et al. 2009: **AXL and GAS6 expression are implicated in RCC tumor advancement and severity and negatively correlated to patient survival.**
Breast	>75%	• Bottai et al. Breast Cancer. 2016. **AXL expression correlates with the infiltration of CD163-positive cells in tumor stroma and is associated with survival in triple negative breast cancer.**
Lung	18-48%	• Seike et al. Oncology Rep. 2017. 37: 3261-3269. **The 5-yr survival rate for AXL+ or GAS6+ was significantly lower than those for AXL- or GAS6- patients (51% vs. 75%; P=0.028; 53% vs. 72%; P=0.040)** • Linger et al. 2012. Expert Opin Ther Targets. 2010 October; 14(10): 1073–1090 **AXL protein expression was observed in 28 of 58 (48.3%) patient samples of lung adenocarcinoma**

*The Cancer Genome Atlas (TCGA); Axelrod and Pienta (AXL Review): Oncotarget. 2014 Oct; 5(19): 8818–8852; Miao et al (AXL Review): 2017. Drug Target Review Article 22309

GAS6/AXL Signaling Drives Resistance and Metastasis in Tumors

The GAS6/AXL pathway mediates multiple steps of metastasis.

- When GAS6, the sole activating ligand, binds to AXL, AXL dimerizes and autophosphorylates its tyrosine residues in the kinase domain. AXL activation regulates downstream signaling, including the JAK/STAT pathway, Ras/MEK/Erk1/2 pathway, and PI3K/Akt pathway.
- The GAS6/AXL pathway upregulates pro-tumorigenic functions, such as immune evasion, survival, proliferation, drug resistance, angiogenesis, epithelial-to-mesenchymal transition (EMT), migration, and invasion.
- GAS6 and AXL are also expressed by stromal cells, including endothelial cells, pericytes, and subsets of immune cells, to promote tumor progression and metastasis.

However, GAS6 is redundant for normal tissues and depletion does not cause abnormal phenotype. [1]


T-Cells
Natural Killer (NK) Cells
Macrophages
Dendritic Cells
Gas6
Axl
Immune Evasion
Circular dorsal ruffle & Peripheral ruffle formation
Twist, Snail, Slug
Focal adhesion dynamics
Migration & Invasion
Survival & Proliferation
Drug Resistance
Angiogenesis
EMT
Endothelial cells
Pericytes
Actin

Tanaka, M.; Siemann, D.W. Therapeutic Targeting of the Gas6/Axl Signaling Pathway in Cancer. Int. J. Mol. Sci. **2021**, 22, 9953. https://doi.org/10.3390/ijms22189953

1 Nature 1999, 398, 723–728

Effective Treatment of Human Tumors Requires Drugs that Target Non-metastatic and Metastatic Tumor Cells

- Batiraxcept demonstrates single agent activity in preclinical models which have homogeneous, metastatic tumor cells
- Human tumors display epithelial-mesenchymal heterogeneity [1, 2, 3]
  - Cells within the same tumor can exhibit different phenotypes: epithelial (E); mesenchymal (M); or one or more hybrid epithelial-mesenchymal phenotypes.
  - Phenotypic heterogeneity is a hallmark of aggressive cancer behavior and a clinical challenge
  - Chemotherapies, targeted therapies and IO therapies have all been reported to increase the GAS6/AXL signaling
  - ➢ Effective treatment requires drug(s) to affect both E and M populations
  - ➢ Batiraxcept does not target rapidly dividing epithelial cells nonspecifically like chemotherapeutics but targets mesenchymal, invasive cells
  - ➢ Need agent to inhibit/decrease epithelial cell growth as well as inhibit/prevent mesenchymal cell growth


1200
1000
800
600
400
200
0
ZEB mRNA molecules
M
E/M
E
100
150
200
250
300
SNAIL molecules (10³)

Different stable (blue curves) ZEB mRNA levels based on SNAIL levels. Low, medium, and high ZEB mRNA levels corresponds to Epithelial (E), Hybrid (E/M), and Mesenchymal (M) phenotypes respectively. This bifurcation diagram is for the miR-200/ZEB feedback loop driven by SNAIL, as adapted from Lu et al. PNAS 2013. From ref #3.

1 PLOS Computational Biology | https://doi.org/10.1371/journal.pcbi.1007619 February 10, 2020
2 Safa. J Cancer Metastasis Treat 2020;6:36
3 Biomolecules 2022, 12, 348. https:// doi.org/10.3390/biom12030348

GAS6/AXL Signaling: High Affinity Decoy Receptor is the Best Approach for Potent and Selective Inhibition

Tyrosine Kinase Inhibitor


kinase
domain

- Selectivity limited by RTK homology
- Off-target toxicity
- Multiple resistance mechanisms
- Many potential competitors

AXL or GAS6 Antibody



- Requires a mAB affinity that competes with receptor
- Not achievable for AXL
- Many potential competitors

Decoy AXL Receptor



- **Binds more tightly to GAS6 than WT AXL**
- **Complete target coverage with no anticipated off-target toxicity**
- **First-in-Class with strong IP position**

WT AXL has pM Affinity; Batiraxcept has fM Affinity and Out Competes Endogenous AXL

Batiraxcept (AVB-500): High Affinity, Highly Specific GAS6/AXL Inhibitor

Modified AXL-Fc fusion protein engineered for strong stability and very high affinity for GAS6

- ~200 fold greater affinity for human GAS6 compared to native AXL receptor
- Preclinical data demonstrated relationship between affinity and anti-tumor activity
- Good safety and PK profile
- Structure modeled after marketed drugs (Enbrel®, Zaltrap®, Orencia®)

Proprietary biomarker tests to monitor GAS6 levels

- Serum GAS6 levels associated with efficacy in preclinical studies
- sAXL/GAS6 ratio pretreatment associated with response in P1b PROC, P1b ccRCC and P1b PDAC trials

Strong IP position on GAS6 inhibition (>2035)

Experienced Management and Board of Directors

SENIOR MANAGEMENT



Exec Chairman of the Board
Fred Eshelman, Pharm D.



CEO
Gail McIntyre, Ph.D., DABT



COO
Scott Dove, Ph.D.



CFO
Rudy Howard, C.P.A.



CMO
Robert Geller, M.D.

BOARD OF DIRECTORS



Exec Chairman of the Board
Fred Eshelman, Pharm D.



Director
Amato Giaccia, Ph.D.



Director
Peter Ho, M.D., Ph.D.



Director
John Hohneker, M.D.



Director
Sigurd Kirk



Director
Gail McIntyre, Ph.D., DABT



Director
Michael Rogers



Director
Eric Zhang

THE MEDICINES COMPANY · Furiex · Genmab · PACIRA · PPD · KINNATE · MEDITOPE · KERYX · Akebia

gsk · MERCK · CardinalHealth · STANFORD · aerpio · ACORDA · BARCLAYS

BOSTON pharmaceuticals · NOVARTIS · Epizyme · Johnson & Johnson · ANOKION · forma · BeiGene · Allergan · barr

Aravive Pipeline

Opportunity for Expansion into Additional Indications and Drug Combinations

Indication	Preclinical	Phase 1	Phase 2	Phase 3
Batiraxcept (AVB-500)				
OVARIAN CANCER Platinum Resistant *(batiraxcept + paclitaxel)*	Fast-Track Designation in U.S., Orphan Designation in EU			
CLEAR CELL RENAL CANCER • 1st Line *(batiraxcept + cabozantinib + nivolumab)* • 2nd+ Line *(batiraxcept + cabozantinib)* • Ineligible for curative intent therapy *(batiraxcept monotherapy)*				
PANCREATIC ADENOCARCINOMA 1st Line *(batiraxcept + gemcitabine + nab-paclitaxel)*				

Batiraxcept May Unlock ~$2.6B in Global Revenue Across PROC, Renal and Pancreatic Tumors, with PROC Representing a Near-term Growth Driver

Potential for Large Total Accessible Market Across Multiple Tumor Types

Marketing Estimates / Indication


PROC (bevacizumab naïve)
PROC (bevacizumab experienced)
2L ccRCC
PDAC

Estimated Treatable Patients

PROC

- 4K bev naïve (USA)
- 5.5K bev naïve (EU4/UK)
- Prior bev patients is half of bev naïve patients in these 2 regions

ccRCC

- 9K (USA)
- 9.5 K (EU4/UK)

PDAC

- 37.5K (USA)
- 46K (EU4/UK)



Batiraxcept: Platinum-Resistant Ovarian Cancer (PROC)

Summary of Phase 1a Healthy Volunteer and 1b PROC Studies

Phase 1a single ascending dose and repeat dose study in healthy volunteers

- 43 subjects participated; 42 dosed
- Batiraxcept was well-tolerated across doses of 1-10 mg/kg Batiraxcept; no SAEs
- No anti-drug antibodies (ADA)
- 10 mg/kg (IV) administered every other week suppressed serum GAS6 levels for 2 weeks

Phase 1b ascending dose study in Platinum-Resistant Ovarian Cancer (PROC)

- 53 patients with PROC in Phase 1b trial
- Batiraxcept generally well-tolerated across all doses
- No dose-limiting toxicities
- No discontinuations due to AEs
- No unexpected safety signals; safety profile consistent with PLD or PAC
- No ADA
- Infusion-related reactions noted; managed with premedication regimen
- Exposure-response relationship at 10 mg/kg


PLATINUM-RESISTANT OVARIAN CANCER
Batiraxcept 10 mg/kg + PAC (N=16)
Batiraxcept 15 mg/kg + PAC (N=3)
Batiraxcept 20 mg/kg + PAC (N=4)
Batiraxcept 10 mg/kg + PLD (N=21)
Batiraxcept 15 mg/kg + PLD (N=2)
Batiraxcept 20 mg/kg + PLD (N=3)

Batiraxcept IV q14 days; Pegylated liposomal doxorubicin (PLD) 40 mg/m^2 d1 of 28-day cycle; Paclitaxel (PAC) 80 mg/m^2 day 1, day 8, day 15 of 28-day cycle; Maintenance dosing on batiraxcept monotherapy

Batiraxcept + Paclitaxel Clinical Activity Associated with Exposure

Modeling Identified RP2D of 15 mg/kg

- Traditional MTD or DLT approach for identification of RP2D not appropriate for batiraxcept due to its benign safety profile
- Exposure-response relationship identified by unsupervised computer analysis
  - Statistically significant relationship between high trough concentrations and PFS >6 months
  - **Patients with higher exposures had more than doubling of PFS compared to 3 mos PFS paclitaxel historical control [1]**
- Minimal efficacious concentration (MEC) of batiraxcept identified as 13.8 mg/L based on Akaike Information Criterion (AIC)
- Modeling predicts 15 mg/kg will provide increase in mPFS relative to 10 mg/kg but no further increase in mPFS with 20 mg/kg relative to 15 mg/kg
- **RP2D of 15 mg/kg**

Efficacy Data for Patients Receiving 10 mg/kg and 15 mg/kg of Batiraxcept & Paclitaxel

	>MEC (N=10)	<MEC (N=9)
ORR	5 (50%), 2 CRs[2]	2 (22%)
mPFS (months)	7.5	2.8
mOS (months)[3]	19.0	8.7

[1] Taxol PI, Reference ID: 2939751
[2] 1 patient at 10mg/kg and 1 patient at 15mg/kg had CR; 1 patient at 15mg/kg with CR continued to show CR at C13D1 while on batiraxcept alone, 6 months after discontinuing paclitaxel, and progressed after not receiving batiraxcept for more than 2 weeks due to illness
[3] final mOS pending trial completion

DLT = dose-limiting toxicity, mOS = median overall survival, MTD = maximum tolerated dose, mPFS = median progression free survival, ORR = overall response rate, RP2D = recommended P2 dose

Exposure-Response Modeling Consistent with Preclinical Data

- Exposure-Response modeling of P1b PROC and P1b ccRCC demonstrates a plateau at 20mg/kg
- Preclinical data from ovarian cancer model demonstrated plateau from 10 to 20mg/kg (equate to lower doses in humans)
  - No toxicity issues identified
  - No inverted U shape response
  - No evidence of tachyphylaxis or hormesis



Skov3.ip ovarian in vivo study
5 mg/kg and 10 mg/kg tumor number
Tumor Number
**P= 0.0067
PBS Control



Skov3.ip ovarian in vivo study
20mg/kg tumor number
Tumor Number
150
100
50
0
* P=0.014
PBS Control
500x 20mg/kg

Group #	Number average	Number SEM	Weight (g) average	Weight (g) SEM
PBS	76.22	11.63	1.062	0.081
AVB-S6-500 (5mg/kg)	60.89	7.052	1.084	0.101
AVB-S6-500 (10mg/kg)	38.56	5.67	0.768	0.091

Group #	Number average	Number SEM	Weight (g) average	Weight (g) SEM
PBS	75.67	9.541	1.029	0.082
AVB-S6-500 (20mg/kg)	40.22	8.642	0.683	0.102

Data from report PHARM-010

Time on Treatment and Depth of Response for Batiraxcept + Paclitaxel Patients (10 and 15 mg/kg groups)

96% were on 3rd+ Line of Therapy; Literature Demonstrates 85% of Patients on their 3rd Line of Therapy have Progressive Disease by their First CT Scan[1]


PFS Months for Per-Protocol 10 mg/kg and 15 mg/kg AVB500+Pac Subjects
Subject ID
01-0005
19-0001
16-0002
01-0002
16-0005
07-0003
20-0004
08-0002
02-0004
08-0003
12-0002
19-0002
12-0001
02-0002
08-0001
06-0001
17-0002
08-0004
17-0003
13.6 # (15)
9.3 # (10)
9.3 (10)
9.1 (10)
7.7 (10)
7.3 Bev (10)
6.0 * (15)
5.5 Bev (10)
3.6 Bev (15)
3.6 (10)
3.1 Bev (10)
2.9 Bev (10)
2.8 Bev (10)
2.0 Bev (10)
1.8 Bev (10)
1.8 (10)
1.8 Bev (10)
1.8 Bev (10)
1.7 (10)
Confirmed Best Overall Response
Progressive Disease
Stable Disease
Partial Response
Complete Response
+ >MEC
o <=MEC
Start of Confirmed CR
Start of Confirmed PR
0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15
Study Months
= Response maintained after discontinuation of chemotherapy at Cycle 6
* = PFS duration censored at date of last radiologic assessment


Largest Change in Target Lesion Burden for Per-Protocol
10 mg/kg and 15 mg/kg AVB-500+Pac Subjects
Confirmed Best Overall Response
Progressive Disease
Stable Disease
Partial Response
Complete Response
+ >MEC
o <=MEC
Change from baseline (%)
100%
80%
60%
40%
20%
0%
-20%
-40%
-60%
-80%
-100%
17-0003
06-0001
02-0002
08-0003
19-0002
08-0004
02-0004
17-0002
12-0002
12-0001
07-0003
20-0004
19-0001
16-0002
08-0002
01-0002
01-0005
16-0005
Subject ID

1 European Journal of Obstetrics & Gynecology and Reproductive Biology 166 (2013) 94–98

Evidence of Monotherapy

PROC 1B: batiraxcept monotherapy (15mg/kg) maintained complete response in 1 patient for 8 months and batiraxcept monotherapy (10mg/kg) maintained partial responses for 5 months in 2 patients following PAC and PLD and this is consistent with mechanism of action

PAC = paclitaxel, PLD = pegylated liposomal doxorubicin

Promising Responses in Patients in Later Lines of Therapy and < 3 Month Platinum-Free Interval Compared to Literature

Invasive Tumors Resistant to Multiple Lines of Therapy Expected to Be Dependent on the GAS6/AXL Pathway

CLINICAL RESPONSE OF BATIRAXCEPT + CHEMO* IN PATIENTS WITH < 3MO PLATINUM FREE INTERVAL (N=12)



80%
70%
60%
50%
40%
30%
20%
10%
0%
ORR
SD
CBR
PD

CLINICAL RESPONSE OF CHEMOTHERAPY IN PATIENTS WITH < 3MO PLATINUM FREE INTERVAL (N=21)**



90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
ORR
SD
CBR
PD

CLINICAL RESPONSE OF BATIRAXCEPT + CHEMO* IN 3rd LINE & 4th LINE (N=20)



80%
70%
60%
50%
40%
30%
20%
10%
0%
ORR
SD
CBR
PD

CLINICAL RESPONSE OF CHEMOTHERAPY IN 3rd LINE AND 4th LINE* (N=99)**



90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
ORR
SD
CBR
PD

*All doses and both chemo cohorts; **Historical data from Cancer Chemotherapy and Pharmacology (2019) 84:33-39 37; included PLD; GEM; CPT-11 (irinotecan); topotecan; and paclitaxel; no CRs in historical data (1 PR in historical data); ***European Journal of Obstetrics & Gynecology and Reproductive Biology 166 (2013) 94–98; 3L included (in order of use) taxol, carboplatin, topotecan, etoposide, Gemzar, doxil, tamoxifen, Adriamycin, carbo+taxol, and "other"; 4L was predominantly taxol

Batiraxcept Phase 3 Registrational Trial Design in PROC (ClinicalTrials.gov NCT04729608)

- **FDA Feedback:** If positive, trial could support full approval in PROC; no further preclinical or clinical studies required for BLA at this time
- **Endpoint Assessment:** PFS per RECIST V1.1; radiological imaging every 8 weeks

N of 350

Key Eligibility Criteria [1]

- High-grade serous ovarian cancer pathology
- 1-4 prior lines
- ECOG 0-1
- Stratifications:
  - Prior bevacizumab use
  - Lines of therapy
  - Platinum-free interval

1:1 Randomization

Dosing: Batiraxcept 15 mg/kg q 2 weeks + paclitaxel for 3 weeks, followed by 1 week off versus paclitaxel alone every week for 3 weeks, followed by 1 week off

- Batiraxcept + PAC
- Placebo + PAC

Endpoints

- Hierarchical Endpoints:
  1. PFS in the bevacizumab naïve[2] population
  2. PFS in the total population
- OS is secondary endpoint
- Readout expected in mid 2023
- BLA submission anticipated near end of 2023

[1] Selection of patient population and dose in this trial confirmed by an IST showing lack of benefit outside this patient population and dose of 15mg/kg batiraxcept
2 Naïve defined as patients who are medically ineligible to receive bevacizumab or who chose not to receive bevacizumab
ECOG = Eastern Cooperative Oncology Group (ECOG) Performance Status, PFS = progression-free survival, BLA = biologics license application

Market Research Suggests Batiraxcept Would Fill an Unmet Need and Be Adopted into the Current PROC Treatment Paradigm

Improved Efficacy over SOC	*Favorable efficacy and a novel MOA were met with enthusiasm given ability to address unmet needs*
Favorable Safety Compared to Bev Doublets	*Physicians deemed the lack of additional toxicity to be impressive for a doublet regimen, particularly in comparison to bevacizumab in the U.S.*

"Platinum resistant patients are in need of new targeted treatment options." – Healthcare Provider

"To see this level of safety with the improved efficacy is impressive – I certainly would use this product." – KOL

"The all-comers data is helpful to know, but the bev-naïve data is quite transformative." – KOL

"Bevacizumab is only used as a palliative agent in my practice. I've had patients develop clots and bowel perforations from it, and the limited efficacy it may provide is not worth that risk." -Healthcare Provider

Note: physicians' comments based on P1b data



Batiraxcept: Clear Cell Renal Cell Carcinoma (ccRCC)

Batiraxcept + Cabozantinib Phase 1b/2 Trial Design in ccRCC (NCT04300140)

Population:

- 26 patients (P1b) and 55 patients (P2; currently enrolling)
- Histologically confirmed metastatic ccRCC and progressed on/after a front-line treatment regimen
- Patients previously treated with cabozantinib are excluded

P1B Population

- 100% of the enrolled patients had prior immunotherapies; ~60% had VEGF TKIs
- Over 70% were in intermediate/poor IMDC categories
- ~40% had more than 1 prior line of therapy


Phase 1b
AVB-S6-500 Q2W
(15 mg/kg N=16)
(20 mg/kg N=10)
+
Cabozantinib 60 mg QD
Phase 2
Part A
At least 1 prior line of therapy (N=25)
AVB-S6-500 15 mg/kg Q2W +
Cabozantinib 60 mg QD
Part B
First line (N=20)
AVB-S6-500 15 mg/kg Q2W +
Cabozantinib 40 mg QD +
Nivolumab (Investigator's Choice):
240 mg Q2W or 480 mg Q4W
Part C
AVB-S6-500 15 mg/kg Monotherapy in
Patients without Curative Intent (N=10)

IMDC = International Metastatic RCC Database Consortium (Risk), TKI = tyrosine kinase inhibitor

Cabozantinib dosing as indicated on the package insert

P1b ccRCC Study: Safety Profile Consistent with the Established Safety Profile for Cabozantinib

Safety	All P1b Patients (N= 26)	15 mg/kg P1b Patients (N= 16)	20 mg/kg P1b Patients (N=10)
Batiraxcept-Related Deaths	0	0	0
Grade 3 Adverse Events (AEs), related to Batiraxcept (No Grade 4 or 5 AEs related to Batiraxcept)[1]	5 (19.2%) Events: HTN (x2), Thrombocytopenia, Embolism, SBO, diarrhea	3 (18.8%) Events: HTN (x2), Thrombocytopenia	2 (20%) Events: Diarrhoea, Embolism, SBO
AEs Leading to Batiraxcept Treatment Discontinuation	3 (11.5%) Events: Decreased appetite, IRR, Fatigue, Diarrhea, GI hemorrhage [3]	1 (6.3%)[2] Events: Decreased appetite, Diarrhea, Fatigue	2 (20%) Events: IRR, Fatigue, Diarrhea, GI hemorrhage [3]
AEs of Special Interest (Infusion Related Reaction)	7 (26.9%)	4 (25%)	3 (30%)

[1] HTN, thrombocytopenia, small bowel obstruction (SBO), and diarrhea were transient and resolved while batiraxcept therapy continued. Patient's cabozantinib interrupted during embolism but batiraxcept dosing continued. All events have been reported with cabozantinib use.

[2] Patient discontinued batiraxcept due to grade 2 diarrhea combined with the lack of care giver support.

[3] GI hemorrhage was deemed not related to batiraxcept and possibly related to cabozantinib and led to death.

Data cutoff August 8, 2022

P1b ccRCC: Clinical Activity of Batiraxcept + Cabozantinib

Efficacy Evaluable	All P1b Patients (N=26)	P1b 15 mg/kg (n=16)	P1b 20 mg/kg (n=10)
Best Response			
Confirmed Partial Response	11 (42%)	8 (50%)	3 (30%)
Confirmed Stable Disease	11 (42%)	6 (38%)	5 (50%)
Progressive Disease [2]	4 (15%)	2 (12%)	2 (20%)
9-month Progression-Free Survival	65%	61%	79%
7-month Duration of Response	68%	67%	67%

1 Confirmed objective response rate for (60mg) cabozantinib from METEOR and CANTATA studies was 17% and 28%; Median PFS for (60mg) was 7.4 and 9.3 months; 9-month PFS 36% and 50%

2 No patient had PD at first scan: One patient had PR at first scan and then progressed; the other 2 patients were SD at first scan and then progressed

Data cutoff August 8, 2022

P1b ccRCC: Pretreatment Serum sAXL/GAS6 is a Potential Biomarker with 100% Negative Predictability

	Best Response		
	All P1b Patients (n=25) [1]	P1b 15 mg/kg (n=16)	P1b 20 mg/kg (n=9) [1]
PR for Patients with low sAXL/GAS6	0/5 (0%)	0/4 (0%)	0/1 (0%)
Confirmed PR for Patients with high sAXL/GAS6	11/20 (55%)	8/12 (67%) [2]	3/8 (38%)
9-month Progression-Free Survival in Biomarker High subgroup	72%	73%	73%

Exact biomarker threshold to be determined once all data analyzed
[1] One 20 mg/kg patient in Ph 1b does not have ratio value
[2] One additional biomarker high patient had an initial PR but then PD on the subsequent scan so is captured as PD
Note: Confirmed objective response rate for (60mg) cabozantinib from METEOR and CANTATA studies was 17% and 28%; Median PFS for (60mg) was 7.4 and 9.3 months; 9-month PFS 36% and 50%

Data cutoff August 8, 2022

Batiraxcept Phase 3 Registrational Trial Design in ccRCC

- **FDA Recommendation:** Integrated P2/3 study with interim analyses to look at futility in the biomarker low population and ORR for potential accelerated approval with PFS endpoint for full approval. Full protocol and statistical plan in preparation for submission to FDA.
  - Provides opportunity for accelerated approval and full approval in one study
  - Final PFS analysis conducted in the ITT and the biomarker high population to increase chance for success.
- **Endpoint Assessment:** PFS per RECIST V1.1; radiological imaging every 8 weeks

N ~ 360

Key Eligibility Criteria

- Histologically confirmed metastatic ccRCC
- Progressed on/after a front-line treatment regimen
- Patients who previously were treated with cabozantinib are excluded
- ECOG 0-1
- Stratifications:
  - IMDC category
  - Prior therapy (IO/IO vs IO/TKI)
  - Prior lines of therapy
  - Biomarker

1:1 Randomization
Dosing: Batiraxcept 15 mg/kg q 2 weeks + cabozantinib 60mg every day, dosed per package insert

- Batiraxcept + Cabozantinib
- Cabozantinib

→

Interim Analyses 6mos after ~160 Patients Enrolled

- Futility
- ORR in biomarker high population for Accelerated Approval

→

Endpoints [1]

- PFS in the biomarker high population (if low biomarker patients not discontinued for futility)
- PFS in the ITT population
- OS secondary endpoint
- Initiation planned mid'23

BLA = biologics license application, ECOG = Eastern Cooperative Oncology Group (ECOG) Performance Status, IMDC = International Metastatic RCC Database Consortium (Risk), IO = Immuno-oncology, ITT = intent to treat (population), ORR = Overall response rate, PFS =progression-free survival, TKI = tyrosine kinase inhibitor

[1] PFS will be assessed by blinded independent central review (BICR)

Market Research Suggests Batiraxcept Would Fill an Unmet Need and Be Adopted into the Current ccRCC Treatment Paradigm

Improved 2L Efficacy over Cabozantinib	*Improved efficacy over cabozantinib was seen as practice-changing and may lead to less 1L cabo use in order to preserve for 2L*
Targeted Therapy and Novel MOA	*Batiraxcept's biomarker-driven MOA was met with enthusiasm given current lack of targeted approaches in ccRCC*
2L Unmet Need	*Batiraxcept is expected to gain meaningful 2L use due to lack of established options within 2L*

The upside efficacy would be practice-changing in 2L…I would offer it to most of the biomarker positive population." – KOL

"If this product actually achieves this upside efficacy, I would definitely wait to use cabo with this product in the 2L." – KOL

Note: physicians' comments based on P1b data



Batiraxcept: Pancreatic Adenocarcinoma

Batiraxcept + Gemcitabine + nab-Paclitaxel Phase 1b/2 Trial Design in 1L Pancreatic Adenocarcinoma (NCT04983407)

P1b Population:

- Patients (N~20) with advanced or metastatic pancreatic adenocarcinoma eligible to receive gemcitabine + nab-paclitaxel (Abraxane®) as first-line treatment

Phase 1b

Batiraxcept
15 mg/kg on Days 1 & 15
plus
Nab-Paclitaxel:
125 mg/m^2 on Days 1, 8, & 15
and
Gemcitabine:
1000 mg/m^2 on Days 1, 8, & 15
(n=20*)

Initiation of P2 will be based on clinical activity in Ph1b

Phase 2

1:1

Arm A:
Batiraxcept plus
Nab-Paclitaxel and Gemcitabine
(n=30)

Arm B:
Nab-Paclitaxel and Gemcitabine
(n=30)

Safety Profile Consistent with the Established Safety Profile for Gemcitabine + nab Paclitaxel or Underlying Disease In P1b PDAC Study

Safety	All P1b Patients 15 mg/kg Batiraxcept + Gemcitabine+ nab-Paclitaxel (N = 21)
Batiraxcept-Related Deaths	0
Grade 3 Adverse Events (AEs), related to Batiraxcept (No Grade 4 or 5 AEs related to Batiraxcept)*	6 (29%) Events: Back pain, Dizziness, Fatigue, Muscular weakness, Neutropenia
AEs Leading to Batiraxcept Treatment Discontinuation	2 (10%) Events: Fatigue, Sepsis
AEs of Special Interest (Infusion Related Reaction)	3 (14.3%)

*2 patients experienced Grade 4 adverse events related to gemcitabine + nab-paclitaxel: sepsis and hypokalemia and not considered related to batiraxcept

Data cutoff Aug 18, 2022

Initial Anti-Tumor Activity from Phase 1b PDAC Trial: 15 mg/kg Batiraxcept + Gemcitabine+ nab-Paclitaxel

Best Response	All P1b Patients (N = 21)
Confirmed Partial Response	6 (29%)
Stable Disease	5 (24%)
Progressive Disease	5 (24%)
Not Evaluable	3 (14%)
Not Applicable (died before any post-baseline scans)	2 (10%)

[1] Confirmed Response rate in P3 study of gemcitabine + nab-paclitaxel was 23% (N Engl J Med 369;18 October 31, 2013)

Data cutoff August 8, 2022

P1b PDAC: Pretreatment Serum sAXL/GAS6 is a Potential Biomarker

	Best Response
	All P1b Patients **15 mg/kg Batiraxcept + Gemcitabine+ nab-Paclitaxel** **(N = 21)**
PR for Patients with low sAXL/GAS6	0/6 (0%)
Confirmed PR for Patients with high sAXL/GAS6	6/15 (40%)

* Exact biomarker threshold to be determined once all data analyzed
Data cutoff August 8, 2022; 4 patients with responses still on treatment at 5.4, 7.3, 7.4 and 9.2 months progression-free

[1] Confirmed Response rate in P3 study of gemcitabine + nab-paclitaxel was 23% (N Engl J Med 369;18 October 31, 2013)

Market Research Suggests Batiraxcept Would Fill an Unmet Need and Be Adopted into the Current PDAC Treatment Paradigm

Unmet Need for Chemo Alternatives	*Lack of agents beyond gem + nab-pac and FOLFIRINOX and limited anticipated competition in PDAC bolsters expected brand share*
Desire for Targeted Tx Addressing More Pts	*PDAC has limited actionable biomarkers that total <5% of eligible patients, fostering a desire for options that address a greater proportion of patients*
Improved Efficacy over SOC	*Physicians were highly enthusiastic about the improved efficacy over ~3 months (e.g., OS, PFS), especially in the upside case*

"If the biomarker high population were really 70%, I would serum test and give [the upside] to all my positive patients." – KOL

"Efficacy in the base case is similar to FOLFIRINOX, I like that it is more tolerable for patients." – Healthcare Provider

"If I had good results with Product X in my ECOG 0 – 1 patients, then I would consider utilizing in certain ECOG 2 patients too." – Healthcare Provider

Note: physicians' comments based on P1b data

Upcoming Key Milestones

2H 2022
- Updated P1b PDAC Data
- Safety and Preliminary Activity from P2 ccRCC Trial
- Complete Enrollment of P3 PROC

mid 2023
- P3 PROC Top Line Results
- Additional P2 ccRCC Trial Data
- Initiation of P3 ccRCC

2H 2023
- Submit BLA for PROC, if trial successful
- Initiate P2 PDAC Trial*

1H 2024
- Potential Approval of PROC BLA
- Safety and Preliminary Activity from P2 PDAC Trial

*Depends on mature data from P1b PDAC study

Financial Summary

$46.8 Million* Cash and Cash Equivalents	30.5 Million* Shares Outstanding	No Debt	Cash Runway Expected to Fund Base Operating Plan into Q1 2023

* Data as of 6/30/2022

Dedicated to Developing Innovative Treatments for Life-Threatening Diseases to Increase Patient Survival

- Batiraxcept development program focused on difficult-to-treat cancers with high unmet medical needs
- Proprietary, differentiated first-in-class therapeutic targeting and inhibiting GAS6/AXL signaling; GAS6/AXL is associated with tumor growth, metastasis, drug resistance, and poor survival rates
- Batiraxcept has potential in multiple indications and multiple therapeutic combinations
- Ongoing Phase 3 trial to treat patients with platinum resistant ovarian cancer; top line data expected mid 2023 and BLA could be submitted end of 2023
- Ongoing Phase 1b/2 trial to treat patients with clear cell renal cell carcinoma; registrational study using biomarker for potential accelerated approval agreed with FDA
- Ongoing Phase 1b trial as first-line therapy for pancreatic cancer

aravive

Thank you

Corporate Presentation
August 2022

NASDAQ: ARAV

